================================================================================

--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------
                                February 28, 2002
--------------------------------------------------------------------------------

                                   Value Line
                                    New York
                                   Tax Exempt
                                      Trust

                                     [LOGO]
                                   ----------
                                   VALUE LINE

                                     No-Load
                                     Mutual
                                      Funds

Value Line New York Tax Exempt Trust

                                                               To Our Value Line
================================================================================

To Our Shareholders:

The primary objective of the Value Line New York Tax Exempt Trust is to provide investors with maximum income exempt from New York State, New York City and Federal personal income taxes, without undue risk to principal(1). During the year ended February 28, 2002, the Trust's total return was 5.54%. Since its inception in July, 1987, the total return for the Trust, assuming the reinvestment of all dividends over that period, has been 161.05%. This is equivalent to an average annual total return of 6.76%(2).

Your Trust's total return for the year ended February 28, 2002 was 5.54%. That showing underperformed the Lehman Brothers Municipal Bond Index's return of 6.84%(3) during the same time period. The Index does not reflect expenses, which are deducted from the Trust's total return.

During the past year ended February 28, 2002 prices of fixed-income securities increased as interest rates declined. Long-term, tax-exempt interest rates, as measured by the Bond Buyer's 40-Bond Index, dropped from 5.40% on February 28, 2001 to 5.25% on February 28, 2002. During this same period, long-term taxable rates, as measured by the 30-year Treasury bond, actually rose from 5.31% to 5.42% while 1-year short-term Treasury rates plunged from 4.47% to 2.25%. The drop in interest rates was the result of weakening economic activity, an easier monetary policy by the Federal Reserve, contained inflation, and a weak stock market. In 2001, the Federal Reserve cut the Federal Funds rate eleven times from 6.50% to 1.75% in response to the slowing economy and the September 11th terrorist attacks. These rate reductions had their largest impact on the short and intermediate-term maturities of the bond market.

During the past year, taxable bonds have outperformed tax-exempt bonds. For the twelve months ended February 28, 2002, the Lehman Brothers Aggregate Bond Index(4) was up 7.67% compared to 6.84% for the Lehman Brothers Municipal Bond Index(3). The superior performance for taxable bonds was concentrated in the corporate, mortgaged-backed, and asset-backed sectors of the market.

Currently, a 30-year triple A rated municipal bond yields 5.25%, which is 90.8% of the 5.78% yield of the 30-year Treasury bond. A 5.25% tax-exempt yield is equivalent to an 8.55% taxable yield for individuals in the 38.6% tax bracket. At this level, municipal bonds remain attractive as income vehicles for investors.

Management continues to avoid securities rated below investment grade (defined as Baa or higher by Moody's Investors Service and as BBB or higher by Standard & Poor's Corporation). As of February 28, 2001, the market value of the Trust's portfolio consisted of 56% AAA, 30%

--------------------------------------------------------------------------------

(1) Income may be subject to state and local taxes, and some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

(2) Total return includes reinvestment of dividends and any capital gains paid.

(3) The Lehman Brothers Municipal Bond Index is a total-return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Investment-grade bonds are rated Baa or higher by Moody's or BBB or higher by Standard & Poor's. Returns and attributes for the index are calculated semi-monthly using approximately 25,000 municipal bonds, which are priced by Muller Data Corporation. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index.

(4) The Lehman Brothers Aggregate Bond Index is representative of the broad fixed-income market. It includes government, investment-grade corporate, and mortgage-backed bonds. The returns for the Index do not reflect expenses, which are deducted from the Trust's returns, and it is not possible to directly invest in this Index.


--------------------------------------------------------------------------------
2

                                            Value Line New York Tax Exempt Trust

New York Tax Exempt Trust Shareholders
================================================================================

AA, 3% A, and 11% Baa or BBB rated bonds. The portfolio's highest concentrations of investments were in the insured, housing-revenue, transportation-revenue, and hospital-revenue sectors respectively.

The municipal bond market is one of the most fragmented and complex sectors of the American capital markets. We believe that most investors seeking tax-free income are best served by a mutual fund, whose advantages include professional management, diversification, liquidity, low transaction costs, accurate record-keeping, automatic reinvestment of dividends, and availability in small-dollar amounts. In addition to these features, The Value Line Tax Exempt New York Trust has the additional advantage of carrying no sales or redemption fees.

We thank you for your continued confidence in Value Line, and we look forward to serving your investment needs in the future.

                                             Sincerely,


                                             /s/ Jean Bernhard Buttner

                                             Jean Bernhard Buttner
                                             Chairman and President

May, 2002

Economic Observations

The recession, which gripped the nation for much of the past year, has ended. This conclusion is based on a succession of reports showing improving manufacturing levels, comparative continued strength in housing, selective improvement in retailing, and generally declining jobless claims. Nevertheless, given the absence of growth in the overall job market and continued depressed levels of factory usage, it appears that the economic recovery, which we expect to begin during the current half, will be moderate and uneven in its early stages.

Inflationary pressures, meantime, are continuing to be kept at bay. This benign pricing environment remains rooted in both sustained increases in productivity (or labor-cost efficiency) and the pronounced slowdown in industrial and labor demand arising from the comparatively low level of U.S. business activity in recent months. To be sure, as the U.S. economy improves, some modest increase in pricing pressures may evolve. Absent a more vigorous business recovery than we now expect, however, inflation should remain muted through at least 2002.

Finally, the Federal Reserve, which has been aggressive in reducing interest rates over the past year, in an effort to promote stronger economic activity, is now at the end of its extended monetary easing cycle. We believe the Fed will now pursue a stable monetary course through at least the third quarter of this year, before rising business activity and possibly higher inflation encourage it to begin lifting rates again.


--------------------------------------------------------------------------------

Value Line New York Tax Exempt Trust

================================================================================
The following graph compares the performance of the Value Line New York Tax Exempt Trust to that of the Lehman Brothers Municipal Bond Index. The Value Line New York Tax Exempt Trust is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
    COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE LINE
     NEW YORK TAX EXEMPT TRUST AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

                              [LINE CHART OMITTED]
--------------------------------------------------------------------------------
                   (Period covered is from 3/1/92 to 2/28/02)

Performance Data:*

                                                            Average Annual
                                                            Total Returns
                                                         12/31/01    2/28/02
                                                         --------    -------
 1 year ended ........................................     3.32%      5.54%
 5 years ended .......................................     5.11%      5.60%
10 years ended .......................................     5.89%      6.38%

================================================================================

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------
4

                                            Value Line New York Tax Exempt Trust

Schedule of Investments                                        February 28, 2002
================================================================================

  Principal                                                                                Rating
   Amount                                                                                  (Unaudited)        Value
----------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL SECURITIES (93.3%)
              NEW YORK STATE (58.1%)
              Dormitory Authority, Revenue:
 $  800,000     City University System, 5.50%, 7/1/19 ..................................   Aaa              $  844,472
    845,000     Mental Health Services Facility, Ser. B, 5.00%, 8/15/16 ................   Aaa                 871,339
  1,150,000     Montefiore Medical Center, 5.25%, 8/1/19 ...............................   Aaa               1,191,906
    525,000     Municipal Heath Facility, Lease Revenue, Ser. 1, 5.125%, 1/15/15 .......   Aaa                 546,803
  1,975,000     St. Vincent DePaul Residence, 5.30%, 7/1/18 ............................   Aa3               2,001,959
    685,000     State University Facility, Lease Revenue, 5.50%, 7/1/15 ................   AAA*                746,547
    715,000     Sisters of Charity Health Care, 4.80%, 8/1/19 ..........................   Aaa                 733,805
    690,000     Upstate Community Colleges, Ser. A, 5.375%, 7/1/14 .....................   Aaa                 746,835
              Environmental Facilities Corp., Clean Water & Drinking
                Water Revenue, Revolving Fund:
    760,000     Pooled Loans, Ser. B, 5.125%, 11/15/04 .................................   Aaa                 808,427
    585,000   Kenmore Village Housing Authority, Student Housing
                Revenue Bonds, Ser. 1999A, 5.40%, 8/1/12 ...............................   AA*                 633,344
              Mortgage Agency, Revenue Refunding, Homeowner Mortgage:
    425,000     Ser. 26, 5.85%, 4/1/17 .................................................   Aaa                 450,313
    700,000     Ser. 98, 5.05%, 10/1/17 ................................................   Aa1                 710,059
  1,030,000   Nassau County, General Improvement, Ser. C, 5.125%, 1/1/14 ...............   Aaa               1,091,604
  1,000,000   Syracuse, Housing Authority, Mortgage Revenue, Loretto Rest Home,
                Ser. A, 5.60%, 8/1/17 ..................................................   AAA*              1,067,110
    500,000   Tollway Authority Highway and Bridge, Revenue Bonds,
                Ser. A, 5.50%, 4/1/15 ..................................................   AAA*                547,340
  1,000,000   Tollway Authority Highway and Bridge, Service Contract
                Revenue Bonds, 5.25%, 4/1/15 ...........................................   AA-*              1,058,480
    700,000   Voorheesville, Central School District,
                General Obligations Unlimited, 5.00%, 6/15/17 ..........................   Aaa                 722,134
    735,000   Watertown, City School District,
                General Obligations Unlimited, 5.625%, 6/15/2015 .......................   Aaa                 800,297
  1,000,000   Yonkers, Industrial Development Agency, Civic Facilities Revenue,
                Ser. A, 6.25%, 2/1/16 ..................................................   Baa3              1,024,660
    350,000   Yonkers, Mortgage Revenue, Michael Malotz Skilled Nursing,
                5.45%, 2/1/29 ..........................................................   Aaa                 359,237
                                                                                                            ----------
              TOTAL NEW YORK STATE .....................................................                    16,956,671
                                                                                                            ----------


--------------------------------------------------------------------------------

Value Line New York Tax Exempt Trust

Schedule of Investments
================================================================================

  Principal                                                                                Rating
   Amount                                                                                  (Unaudited)        Value
----------------------------------------------------------------------------------------------------------------------
              NEW YORK CITY (28.8%)
              General Obligation Unlimited:
 $1,000,000     Ser. A, 5.25%, 11/1/16 .................................................   Aaa             $ 1,054,280
    400,000     Ser. D, 5.25%, 8/1/15 ..................................................   Aaa                 422,824
    500,000     Ser. G, 5.25%, 8/1/15 ..................................................   A2                  517,580
    500,000   Housing Development Multi Family Revenue, Ser. B, 5.20%, 5/1/15 ..........   Aa2                 511,630
              Industrial Development Agency:
    250,000     Brooklyn Navy Yard, Cogen Partners, 6.20%, 10/1/22 .....................   Baa3                260,378
  1,620,000   Transit Authority Training Facilities Revenue, 5.40%, 1/1/18 .............   Aaa               1,743,703
              Transitional Finance Authority, Revenue, Future Tax Secured:
  1,000,000     Ser. A,  5.375%, 5/1/16 ................................................   Aa2              1,060,480
    750,000     Ser. A, 5.375%, 2/15/18 ................................................   Aa2                 784,913
              Triborough Bridge & Tunnel Authority, General Purpose Revenue Bonds:
    500,000     Ser. A, 5.125%, 1/1/17 .................................................   Aa3                 512,865
  1,000,000     Ser. A, 5.00%, 1/1/19 ..................................................   Aa3               1,009,230
    500,000   Triborough Bridge & Tunnel Authority,
                Special Obligations Refunding Revenue Bonds,
                  Ser. A, 5.25%, 1/1/14 ................................................   Aaa                 527,115
                                                                                                           -----------
              TOTAL NEW YORK CITY ......................................................                     8,404,998
                                                                                                           -----------
              PUERTO RICO (2.7%)
    500,000   Industrial Tourist, Educational Medical and Environmental
                Control Facilities Revenue Bonds, 6.625%, 6/1/26 .......................   Baa2                519,985
    250,000   Public Buildings Authority, Government
                Facilities Revenue Bonds, Ser. C, 5.50%, 7/1/16 ........................   Baa1                270,135
                                                                                                           -----------
                                                                                                               790,120
                                                                                                           -----------
              VIRGIN ISLANDS (3.7%)
  1,000,000   Public Finance Authority, Revenue, Gross Receipts Taxes,
                Ser. A, 6.375%, 10/1/19 ................................................   BBB-*             1,077,590
                                                                                                           -----------
              TOTAL LONG-TERM MUNICIPAL SECURITIES
                (Cost $26,023,724)......................................................                    27,229,379
                                                                                                           -----------


--------------------------------------------------------------------------------
6

                                            Value Line New York Tax Exempt Trust

                                                               February 28, 2002
================================================================================

  Principal                                                                                Rating
   Amount                                                                                  (Unaudited)        Value
----------------------------------------------------------------------------------------------------------------------
 SHORT-TERM MUNICIPAL SECURITIES (5.8%)
 $  600,000   New York City, General Obligations, Subser. A-8, 1.00%, 8/1/17 ...........   VM16-1(1)        $  600,000
  1,100,000   New York City, General Obligations, Subser. B7, 1.95%, 8/15/18 ...........   VM1G-1(1)         1,100,000
                                                                                                          ------------
              TOTAL SHORT-TERM MUNICIPAL SECURITIES
                (Cost $1,700,000) ......................................................                     1,700,000
                                                                                                          ------------
              TOTAL MUNICIPAL SECURITIES (99.1%)
                (Cost $27,723,724) .....................................................                    28,929,379
                                                                                                          ------------
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%) ....................                       272,729
                                                                                                          ------------
              NET ASSETS (100.0%) ......................................................                  $ 29,202,108
                                                                                                          ============
              NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
                PER OUTSTANDING SHARE ..................................................                  $      10.25
                                                                                                          ============

Rated by Moody's Investors Service except for those marked by an asterisk (*) which are rated by Standard & Poor's.

(1) Variable rate demand notes are considered short-term obligations. Interest rates change every day. These securities are payable on demand on interest rate refix dates and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of February 28, 2002.

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line New York Tax Exempt Trust

Statement of Assets and Liabilities
at February 28, 2002
================================================================================

                                                                    Dollars
                                                                 (in thousands
                                                                   except per
                                                                 share amount)
                                                                 -------------
Assets:
Investment securities, at value
    (cost--$27,723) .........................................       $ 28,929
Cash ........................................................             54
Interest receivable .........................................            314
                                                                    --------
    Total Assets ............................................         29,297
                                                                    --------
Liabilities:
Dividends payable to shareholders ...........................             32
Accrued expenses:
   Advisory fee .............................................             14
   Service and distribution plan
    fees payable ............................................              6
   Other ....................................................             43
                                                                    --------
    Total Liabilities .......................................             95
                                                                    --------
Net Assets ..................................................       $ 29,202
                                                                    ========
Net Assets:
Shares of beneficial interest at $.01
   par value (authorized unlimited,
   outstanding 2,850,097 shares) ............................       $     29
Additional paid-in capital ..................................         27,769
Distributions in excess of
   net investment income ....................................            (12)
Accumulated net realized gain
   on investments ...........................................            210
Unrealized appreciation of
   investments ..............................................          1,206
                                                                    --------
Net Assets ..................................................       $ 29,202
                                                                    ========
Net Asset Value, Offering and
   Redemption Price, per
   Outstanding Share ........................................       $  10.25
                                                                    ========

Statement of Operations for the
Year Ended February 28, 2002
================================================================================

                                                                    Dollars
                                                                 (in thousands)
                                                                 --------------
Investment Income:
Interest ....................................................       $  1,457
                                                                    --------
Expenses:
Advisory fee ................................................            174
Service and distribution plan fee ...........................             73
Audit and legal fees ........................................             44
Trustees' fees and expenses .................................             23
Printing and stationary .....................................             17
Transfer agent fees .........................................             15
Custodian fees ..............................................             12
Other .......................................................             12

    Total expenses before
      custody credits .......................................            370
    Less: custody credits ...................................             (3)
                                                                    --------
    Net Expenses ............................................            367
                                                                    --------
Net Investment Income .......................................          1,090
                                                                    --------
Realized and Unrealized Gain
   on Investments
   Net realized Gain ........................................            445
   Net Change in Net Unrealized
     Appreciation ...........................................             30
                                                                    --------
Net Realized Gain and Change in
   Net Unrealized Appreciation
   on Investments ...........................................            475
                                                                    --------
Net Increase in Net Assets
   from Operations ..........................................       $  1,565
                                                                    ========

See Notes to Financial Statements.


--------------------------------------------------------------------------------
8

                                            Value Line New York Tax Exempt Trust

Statements of Changes in Net Assets
for the Year Ended February 28, 2002 and February 28, 2001
================================================================================

                                                                      2002        2001
                                                                    ----------------------
                                                                    Dollars (in thousands)
Operations:
   Net investment income .........................................   $  1,090    $  1,229
   Net realized gain on investments ..............................        445         152
   Change in net unrealized appreciation .........................         30       1,948
                                                                     --------------------
   Net increase in net assets from operations ....................      1,565       3,329
                                                                     --------------------

Distributions to Shareholders:
   Net investment income .........................................     (1,080)     (1,229)
                                                                     --------------------
   Net decrease in net assets from distributions .................     (1,080)     (1,229)
                                                                     --------------------

Trust Share Transactions:
   Net proceeds from sale of shares ..............................      1,586       3,033
   Net proceeds from reinvestment of distributions to shareholders        698         792
   Cost of shares repurchased ....................................     (2,955)     (4,946)
                                                                     --------------------
   Net decrease in net assets from Trust share transactions ......       (671)     (1,121)
                                                                     --------------------

Total (Decrease) Increase in Net Assets ..........................       (186)        979

Net Assets:
   Beginning of year .............................................     29,388      28,409
                                                                     --------------------
   End of year ...................................................   $ 29,202    $ 29,388
                                                                     ====================
Distributions in excess of net investment income .................   $    (12)   $     --
                                                                     ====================

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line New York Tax Exempt Trust

Notes to Financial Statements                                  February 28, 2002
================================================================================

1. Significant Accounting Policies

Value Line New York Tax Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Trust's investments are valued each business day by an independent pricing service (the "Service") approved by the Trustees. Investments for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions.

Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

(B) Distributions: It is the policy of the Trust to distribute all of its investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays, and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(C) Federal Income Taxes: It is the policy of the Trust to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Investments: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and accretion of discounts on investments, is earned from settlement date and recognized on the accrual basis. Prior to March 1, 2001, the Trust recognized market discount when the securities were disposed. As required, effective March 1, 2001, the Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide, Audits of Investment Companies, and began to amortize discount on all securities. The cumulative effect of this accounting


--------------------------------------------------------------------------------
10

                                            Value Line New York Tax Exempt Trust

================================================================================

change had no impact on total net assets of the Trust, but resulted in an increase of $11,656 in the recorded cost of investments and a corresponding decrease in net unrealized appreciation, based on securities held by the Trust on February 28, 2001. The effect of this change for the year ended February 28, 2002 was to increase net investment income by $10,425, increase net unrealized appreciation by $4,415, and decrease net realized gains by $14,840. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

2. Trust Share Transactions

Transactions in shares of beneficial interest were as follows:

                                                       Year Ended February 28,
                                                        2002           2001
                                                       -----------------------
                                                          (in thousands)

Shares sold ......................................       156            314
Shares issued to shareholders
   in reinvestment
   of dividends ..................................        69             82
                                                       --------------------
                                                         225            396
Shares repurchased ...............................      (291)          (511)
                                                       --------------------
Net decrease .....................................       (66)          (115)
                                                       ====================

3. Purchases and Sales of Securities

Purchases and sales of municipal securities were as follows:

                                                               Year Ended
                                                              February 28,
                                                                   2002
                                                              --------------
                                                              (in thousands)
Purchases:
   Long-term obligations .................................        $17,621
   Short-term obligations ................................          6,700
                                                                  -------
                                                                  $24,321
Maturities or Sales:
   Long-term obligations .................................        $18,541
   Short-term obligations ................................          6,700
                                                                  -------
                                                                  $25,241

4. Income Taxes

At February 28, 2001, information on the tax components of capital is as follows:

                                                             (in thousands)

Cost of investments for tax purposes .....................      $ 27,716
                                                                ========
Gross tax unrealized appreciation ........................      $  1,227
Gross tax unrealized depreciation ........................      $    (14)
                                                                --------

Net tax unrealized appreciation
   on investments ........................................      $  1,213
                                                                ========
Undistributed tax exempt income ..........................      $     13
                                                                --------
Undistributed long-term capital gains ....................      $    210
                                                                ========

During the year ended February 28, 2002 the Trust utilized capital loss carryforward of approximately $250,257.

Net investment income and net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatment of bond discounts and premiums.

The tax composition of dividends was as follows:

Tax exempt income .......................................       $  1,080
                                                                ========


--------------------------------------------------------------------------------
                                                                              11

Value Line New York Tax Exempt Trust

Notes to Financial Statements
================================================================================

5. Investment Advisory Contract and Transactions With Affiliates

An advisory fee of $174,085 was paid or payable to Value Line, Inc. (the "Adviser") for the year ended February 28, 2002. This was computed at an annual rate of .60% of the Trust's average daily net assets. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses in its operation.

For the year ended February 28, 2002, the Trust's expenses were reduced by $2,996 under a custody credit arrangement with the custodian.

The Trust has a Service and Distribution Plan (the "Plan"). The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, compensates Value Line Securities, Inc. a subsidiary of the Adviser (the "Distributor"), for advertising, marketing and distributing the Trust's shares and for servicing the Trust's shareholders at an annual rate of 0.25% of the Trust's average daily net assets. Fees amounting to $72,535 were paid or payable to the Distributor under this Plan for the year ended February 28, 2002.

Certain officers and directors of the Adviser and Value Line Securities, Inc., are are also officers and trustees of the Trust.

At February 28, 2002 the Adviser owned 123,236 shares of beneficial interest in the Trust, representing 4.3% of the outstanding shares.


--------------------------------------------------------------------------------
12

                                            Value Line New York Tax Exempt Trust

Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each year:

                                                                Years Ended on Last Day Of February,
                                              -----------------------------------------------------------------------
                                                2002            2001            2000            1999           1998
                                              -----------------------------------------------------------------------
Net asset value, beginning of year .........  $  10.08        $   9.37        $  10.33        $  10.51       $  10.04

Income from investment operations:
     Net investment income .................      0.38            0.42            0.42            0.43           0.44
     Net gains or losses on securities
       (both realized and unrealized) ......      0.17            0.71           (0.82)           0.14           0.47
                                              -----------------------------------------------------------------------
     Total from investment operations ......      0.55            1.13           (0.40)           0.57           0.91
                                              -----------------------------------------------------------------------
 Less distributions:
     Dividends from net
       investment income ...................     (0.38)          (0.42)          (0.42)          (0.42)         (0.44)
                                              -----------------------------------------------------------------------
     Distributions from net realized gains .        --              --           (0.14)          (0.33)            --
     Total distributions ...................     (0.38)          (0.42)          (0.56)          (0.75)         (0.44)
                                              =======================================================================
Net asset value, end of year ...............  $  10.25        $  10.08        $   9.37        $  10.33       $  10.51
                                              =======================================================================
Total return ...............................      5.54%          12.28%          (3.97)%          5.56%          9.31%
                                              =======================================================================
Ratios/Supplemental Data:
Net assets, end of year (in thousands) .....  $ 29,202        $ 29,388        $ 28,409        $ 33,403       $ 34,597
Ratio of expenses to average net assets ....      1.28%(2)        1.13%(2)        1.05%(2)         .98%(2)        .92%(1)
Ratio of net investment income
  to average net assets ....................      3.76%(3)        4.29%           4.21%           4.05%          4.35%
Portfolio turnover rate ....................        66%             49%            100%             56%           116%

(1)   Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.27%, 1.12%, 1.04% and .97%, respectively, as of February 28, 2002, February 28, 2001, February 29, 2000 and February 28, 1999.

(3) As required, effective March 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on debt securities. The effect of this change for the year ended February 28, 2002 on net investment income and net realized and unrealized gains and losses was less than $.01 per share. The effect of this change was to increase the ratio of net investment income to average net assets from 3.72% to 3.76%. Per share and ratios for the year prior to March 1, 2001 have not been restated to reflect this change in accounting policy.

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line New York Tax Exempt Trust

Report of Independent Accountants
================================================================================

To the Board of Trustees and Shareholders of Value Line New York Tax Exempt Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line New York Tax Exempt Trust (the "Trust") at February 28, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York

April 10, 2002

--------------------------------------------------------------------------------
                         Federal Tax Notice (unaudited)

During the year ended February 28, 2002, the Trust paid to shareholders $0.378 per share from net investment income. Substantially all of the Trust's dividends from net investment income were exempt-interest dividends, and are 100% free of Federal income tax and free from New York State and New York City income tax. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested if you are a corporation, partnership, estate, trust or an individual who is not a resident of New York State that you consult your own tax adviser with respect to those taxes.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
14

                                            Value Line New York Tax Exempt Trust

Management of the Trust
================================================================================

MANAGEMENT INFORMATION

The business and afffairs of the Trust are managed by the Trust's officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Trust. Each Trustee serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of 16 portfolios. Each Trustee serves until his or her successor is elected and qualified.

                                                                 Principal
                                                                 Occupation
                                               Length of         During the                Other Directorships
Name, Address, and Age      Position           Time Served       Past 5 Years              Held by Trustee
--------------------------------------------------------------------------------------------------------------
Interested Trustees*

--------------------------------------------------------------------------------------------------------------
Jean Bernhard Buttner       Chairman of the    Since 1987        Chairman, President       Value Line, Inc.
Age 67                      Board of Trustees                    and Chief Executive
                            and President                        Officer of Value Line,
                                                                 Inc. (the "Adviser") and
                                                                 Value Line Publishing, Inc.
                                                                 Chairman and President
                                                                 of each of the
                                                                 15 Value Line Funds
                                                                 and Value Line
                                                                 Securities, Inc.
                                                                 (the "Distributor")

--------------------------------------------------------------------------------------------------------------
Marion N. Ruth              Trustee            Since 2000        Real Estate Executive:    Value Line, Inc.
5 Outrider Road                                                  President, Ruth Realty
Rolling Hills, CA 90274                                          (real estate broker);
Age 66                                                           Director of the Adviser
                                                                 since 2000.

Non-Interested Trustees

John W. Chandler            Trustee            Since 1991        Consultant, Academic      None
1611 Cold Spring Rd.                                             Search Consultation
Williamstown, MA 01267                                           Service, Inc. Trustee
Age 78                                                           Emeritus and Chairman
                                                                 (1993-1994) of the
                                                                 Board of Trustees of
                                                                 Duke University;
                                                                 President Emeritus,
                                                                 Williams College.

--------------------------------------------------------------------------------------------------------------
Frances T. Newton           Trustee            Since 2000        Customer Support          None
4921 Buckingham Drive                                            Analyst, Duke Power
Charlotte, NC 28209                                              Company
Age 60


--------------------------------------------------------------------------------

Value Line New York Tax Exempt Trust

Management of the Trust
================================================================================

                                                                 Principal
                                                                 Occupation
                                               Length of         During the               Other Directorships
Name, Address, and Age      Position           Time Served       Past 5 Years             Held by Trustee
--------------------------------------------------------------------------------------------------------------
Francis C. Oakley           Trustee            Since 2000        Professor of History,    Berkshire
54 Scott Hill Road                                               Williams College,        Life Insurance
Williamstown, MA 01267                                           1961 to present.         Company.
Age 70                                                           President Emeritus
                                                                 since 1994 and
                                                                 President, 1985 - 1994;
                                                                 Chairman (1993 - 1997)
                                                                 and Interim President
                                                                 (2002) of the American
                                                                 Council of Learned
                                                                 Societies.

--------------------------------------------------------------------------------------------------------------
David H. Porter             Trustee            Since 1997        Visiting Professor of    None
5 Birch Run Drive                                                Classics, Williams
Saratoga Springs, NY 12866                                       College, since 1999;
Age 66                                                           President Emeritus,
                                                                 Skidmore College
                                                                 since 1999 and
                                                                 President, 1987 - 1998.

--------------------------------------------------------------------------------------------------------------
Paul Craig Roberts          Trustee            Since 1987        Chairman, Institute      A. Schulman Inc.
169 Pompano St.                                                  for Political Economy    (plastics)
Panama City Beach, FL 32413
Age 62

--------------------------------------------------------------------------------------------------------------
Nancy-Beth Sheerr           Trustee            Since 1996        Senior Financial         None
1409 Beaumont Drive                                              Advisor, Hawthrone,
Gladwyne, PA 19035                                               since 2001;
Age 52                                                           Chairman, Radcliffe
                                                                 College Board of
                                                                 Trustees, 1990 - 1999.


--------------------------------------------------------------------------------
16

                                            Value Line New York Tax Exempt Trust

Management of the Trust
================================================================================

                                                              Principal
                                                              Occupation
                                               Length of      During the
Name, Address, and Age      Position           Time Served    Past 5 Years
--------------------------------------------------------------------------------

Officers

Charles Heebner             Vice President     Since 1995     Senior Portfolio
Age 65                                                        Manager with
                                                              the Adviser

Raymond Cowen               Vice President     Since 1987     Assistant Research
Age 80                                                        Director with the
                                                              Adviser

Bradley T. Brooks           Vice President     Since 2001     Portfolio Manager
Age 39                                                        with the Adviser
                                                              since 1999;
                                                              Securities Analyst
                                                              with the Adviser
                                                              1997 - 1999.

David T. Henigson           Vice President,    Since 1994     Director, Vice
Age 44                      Secretary and                     President and
                            Treasurer                         Compliance Officer
                                                              of the Adviser.
                                                              Director and Vice
                                                              President of the
                                                              Distributor.
                                                              Vice President,
                                                              Secretary and
                                                              Treasurer of each
                                                              of the 15 Value
                                                              Line Funds.

* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

--------------------------------------------------------------------------------
The Trust's Statement of Additional Information (SAI) includes additional information about the Trust's trustees and is available, without charge, upon request by calling 1-800-243-2729.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Value Line New York Tax Exempt Trust

================================================================================

                     (This page intentionally left blank.)


--------------------------------------------------------------------------------
18

                                            Value Line New York Tax Exempt Trust

================================================================================

                      (This page intentionally left blank.)


--------------------------------------------------------------------------------

Value Line New York Tax Exempt Trust

                         The Value Line Family of Funds
================================================================================

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line New York Tax Exempt Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987--Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
20

================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

TRUSTEES              Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Charles Heebner
                      Vice President
                      Raymond S. Cowen
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

                                                                         #521332